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                                                                  EXHIBIT 10.7.2



                               FIRST AMENDMENT TO
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT


                         Effective as of August 1, 1999

         WHEREAS, the Connecticut Water Company (hereinafter referred to as the "Employer") and Marshall T. Chiaraluce (hereinafter referred to as the "Employee") entered into a Supplemental Executive Retirement Agreement dated as of December 16,1991 (hereinafter referred to as the "Agreement"); and

         WHEREAS, the parties wish to amend the Agreement in accordance with the provisions of Section 5(a) thereof;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Agreement is hereby amended effective as of the date first above written as follows:

1. The second paragraph of Section l(a) of the Agreement is amended to read in its entirety as follows:

"For purposes of the foregoing, "Average Earnings" shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA '93 annual compensation limit."


/s/   Marshall T. Chiaraluce              Connecticut Water Service, Inc.
--------------------------------
      Marshall T. Chiaraluce
                                          By:  /s/  Michele G. DiAcri
                                               --------------------------
August 13, 1999                                Michele G. DiAcri
                                               Corporate Secretary
                                               August 13, 1999